AMENDMENT OF LEASE


     THIS AMENDMENT OF LEASE is written and made in duplicate on the 31st day of March, 1997, by and between SCHNITZER INVESTMENT CORP. (the "Landlord") and SCHNITZER STEEL INDUSTRIES, INC. (the "Tenant"). Each may be referred to from time to time as a "Party" and collectively as the "Parties".


                                    RECITALS

     WHEREAS, under a certain indenture of Lease (the "Lease") dated March 1, 1995, the Landlord leased certain real property at 3330 N.W. Yeon Avenue to Tenant in Portland, Multnomah County, Oregon, as described in the Lease, and;


     WHEREAS, the Lease provides for the Premises to be approximately 1,390 square feet of office space and the Parties now wish to amend the Lease to provide for a rental adjustment due to a change in the square footage of the Premises; and


     WHEREAS, it is the purpose of this Amendment of Lease to set forth all of the terms and conditions of the Parties' agreement.


                                    AGREEMENT


     NOW, THEREFORE, in consideration of the mutual covenants and conditions contained in this Amendment of Lease, the Parties covenant and agree as follows:


1. Premises: The Lease is hereby amended to provide that the Premises consist of approximately 2,001 square feet of office space.

2. Rent: Effective January 1, 1997, the Lease is hereby amended to provide for equal monthly installments of $2,084.38 each.

3. Proportionate Share: Effective January 1, 1997, Tenant's proportionate share of operating expense increases as set forth under Paragraph 19.1 of the Lease shall increase to 11.9%.

4. Other Terms: Except as they may be modified by this Amendment of Lease, all the other terms and conditions of the Lease shall remain in full force and effect.


     IN WITNESS WHEREOF, the Landlord and Tenant have signed this Amendment of Lease as of the date first hereinabove written.


Landlord                               Tenant:

SCHNITZER INVESTMENT CORP.             SCHNITZER STEEL INDUSTRIES,


By: /s/ LINDA M. WAKEFIELD             By: /s/ J.W. CRUCKSHANK
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Title: Vice President                  Title: Corporate Controller
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